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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 29, 2007

                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

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
          DELAWARE                                               13-3357370
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                      Identification No.)

                    51 JAMES WAY, EATONTOWN, NEW JERSEY 07724
             (Address of principal executive offices, with zip code)

                                 (732) 542-2800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 29, 2007, the Board of Directors of Osteotech, Inc. (the "Company") appointed James M. Shannon as a new director effective immediately. Mr. Shannon will also serve on the Audit Committee and Nominating and Corporate Governance Committee of the Board of Directors. There is no arrangement or understanding between Mr. Shannon and any other persons pursuant to which Mr. Shannon was selected as a director. The registrant is not aware of any transactions involving Mr. Shannon requiring disclosure under Item 404(a) of Regulation S-K. Under the Company's non-employee director compensation policy, Mr. Shannon will be entitled to receive a cash retainer of $15,000 per year, an annual stock award at the time of the Company's Annual Meeting of Shareholders (the "Annual Meeting"), which in 2006 represented 5,000 restricted stock units, $1,000 for each Board meeting attended in excess of five per year and reimbursement of all travel and related expenses incurred in connection with attendance at all Board and Committee meetings. In addition, Mr. Shannon will be entitled to receive $2,500 per year for each Board Committee on which he serves.

     On March 29, 2007, Stephen J. Sogin, Ph.D., a member of the Company's Board of Directors who serves on the Company's Audit Committee and Compensation Committee, notified the Chairman of the Board of Directors that he will not stand for re-election upon the expiration of his term at the Company's 2007 Annual Meeting.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OSTEOTECH, INC.


Date: April 4, 2007                     By: /s/ Mark H. Burroughs
                                            ------------------------------------
                                            Mark H. Burroughs,
                                            Executive Vice President,
                                            Chief Financial Officer


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